UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2006

BARNABUS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858)-794-8800
(Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

In connection with our acquisition of Solar Roofing Systems, Inc. on April 10, 2006, which is described below in Item 2.01, we entered into the following agreements:

Exchange Rights Agreement. We entered into an exchange rights agreement with certain stockholders of Solar Roofing Systems. Pursuant to the exchange rights agreement, we granted to the holders of Class A shares of our subsidiary, 2093603 Ontario, Inc., which we refer to as the Class A shares, the right to exchange each such share for one share of our common stock upon specified liquidation or insolvency events applicable to us or in the event that 2093603 Ontario shall fail to redeem Class A shares as required by its articles of incorporation. The exchange agreement shall terminate at such time as no Class A shares (or securities convertible into or exchangeable for such shares) are held by any party other than us or any of our affiliates.

Support Agreement. We entered into a support agreement with 2093603 Ontario and certain stockholders of Solar Roofing Systems. Pursuant to the support agreement, we agreed to refrain from paying any dividends upon our common stock unless (1) 2093603 Ontario simultaneously declares or pays an equivalent dividend on the Class A shares and (2) 2093603 Ontario has sufficient funds to enable it to timely make such dividend payment. In addition, the support agreement requires us to take all such actions and do all things that are reasonably necessary or desirable to enable and permit 2093603 Ontario and us to satisfy our obligations pursuant to the articles of incorporation of 2093603 Ontario and the exchange agreement to cause the exchange of Class A shares (and all declared and unpaid dividends, if applicable) for shares of our common stock. For so long as there are any outstanding Class A shares not held by us or our affiliates, the support agreement requires that we maintain the economic equivalence of the Class A shares with shares of our common stock by refraining from taking certain specified actions, such as stock or rights dividends, stock splits, reclassifications, mergers or similar actions, unless the Class A shares benefit from an economically equivalent action. The support agreement shall terminate at such time as no Class A shares (or securities convertible into or exchangeable for such shares) are held by any party other than us or any of our affiliates.

Registration Rights Agreement. We entered into a registration rights agreement with certain stockholders of Solar Roofing Systems pursuant to which we agreed to register the resale of shares of our common stock issued or issuable in exchange for Class A shares of 2093603 Ontario, which we refer to as the exchange shares. The registration rights agreement requires that we cause a registration statement to be declared effective by the SEC with respect to the resale of the exchange shares prior to the earlier of (1) March 30, 2007, and (2) the date 2093603 Ontario first exercises its right to redeem Class A shares for exchange shares. We are required to keep the registration statement effective until the first anniversary of the date on which all Class A shares have been exchanged or deemed exchanged for exchange shares. We are required to pay all registration-related expenses in connection with the registration statement.

The foregoing descriptions are qualified in their entirety by reference to the exchange rights agreement, support agreement and registration rights agreement, which are filed as Exhibits 10.6, 10.7 and 10.8 to the Form 8-K filed on February 15, 2006 and are incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On April 10, 2006, we completed the previously announced acquisition of all of the outstanding shares of Solar Roofing Systems, Inc., an Ontario corporation. Our subsidiary, 2093603 Ontario, Inc., acquired the outstanding shares of Solar Roofing Systems for consideration equal to CDN $3,709,067 in cash, 736,081 shares of our common stock and 2,446,074 Class A shares of 2093603 Ontario. In addition, the former shareholders of Solar Roofing Systems will be entitled to receive up to 736,079 additional shares of our common stock and up to 2,446,067 additional Class A shares within 90 days following the December 31, 2006 fiscal year end of Solar Roofing Systems. Such share amounts will each be reduced by up to 50% in the event that Solar Roofing Systems fails to satisfy certain gross sales targets for fiscal year 2006. Norman J. Dodd, a director of our company, was the President of Solar Roofing Systems prior to the transaction and currently serves as our President of East Coast Operations. Each of the foregoing shares of our common stock and the Class A shares of 2093603 Ontario was valued at U.S. $2.00 per share in the transaction and the total transaction consideration was determined through arms-length negotiation and was based upon a multiple of projected revenue.

Each Class A share of 2093603 Ontario is exchangeable for one share of our common stock, in accordance with the terms and conditions set forth in the articles of incorporation of 2093603 Ontario and the exchange rights agreement and support agreement described above under Item 1.01. We will be required to register the resale of the shares of our common stock issuable upon exchange of any Class A shares of 2093603 Ontario under certain conditions more fully described in the registration rights agreement described above under Item 1.01.

The foregoing descriptions are qualified in their entirety by reference to the stock purchase agreement and registration rights agreement, which are filed as Exhibits 10.5 and 10.8 to the Form 8-K filed on February 15, 2006 and are incorporated herein by reference.

Item 3.03     Material Modification of Rights of Security Holders.

The support agreement described above in Item 1.01 limits our ability to take certain actions relative to our common stock. The information disclosed above in Item 1.01 regarding the support agreement is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(a)	Financial Information of Businesses Acquired.

The financial statements required by this report will be filed by amendment not later than 71 days calendar after the date this report is required to be filed.

(b)	Pro Forma Financial Information.

The financial statements required by this report will be filed by amendment not later than 71 days calendar after the date this report is required to be filed.

(c)	Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated February 8, 2006 (incorporated by reference to Exhibit 10.5 to the Form 8-K filed on February 15, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BARNABUS ENERGY, INC.

Date: April 14, 2006		/s/ David Saltman
	By:	David Saltman
President and Chief Executive Officer